Exhibit 10.43

                         PROMISSORY NOTE


$100,000.00                                   As of March 7, 2005


      FOR VALUE RECEIVED, the undersigned, DCI USA, Inc. promises to pay in lawful money of the United States to NY2K, Inc., a New York business services company, the principal sum of One Hundred Thousand Dollars ($100,000.00) plus annual simple interest at the rate of 8% as provided herein. Interest on the outstanding principal sum of $100,000 shall be due and payable each quarter, commencing on June 7, 2005 and continuing each three months thereafter until March 7, 2006. The maturity date of this Note shall be March 7, 2006.

     The outstanding principal sum due hereunder may be prepaid by the undersigned at any time without penalty or premium. Simultaneously with any prepayment of principal, there must also be paid all interest accrued on the amount of principal so prepaid and all other sums then due hereunder or under any instrument, document or other writing now or hereafter securing or pertaining to this Note.


     In case one or more of the following events (each, an "Event of Default") (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

          (a) default in the payment of all or any part of the principal of any of this Note as and when the same shall become due and payable in accordance with the terms hereof; or

          (b) the undersigned pursuant to or within the meaning of any bankruptcy law:

               (i)  commences a voluntary case or proceeding,

               (ii) consents to the entry of an order for relief against it in an involuntary case or proceeding,

               (iii)      consents  to  the  appointment   of   a
custodian of it or for all or substantially all of its property,

               (iv) makes a general assignment for the benefit of its creditors, or

               (v) admits in writing its inability to pay its debts as the same become due; or

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          (c)   a court of competent jurisdiction enters an order
or decree under any bankruptcy law that:

               (i) is for relief against the undersigned in an involuntary case,

               (ii) appoints a custodian of the undersigned or for all or substantially all of the property of the undersigned, or

               (iii)       orders   the   liquidation   of    the
undersigned,

     and such order or decree remains unstayed and in effect for 30 days;

then, in each case where an Event of Default occurs, NY2K, Inc., by notice in writing to the undersigned (the "Acceleration Notice"), may, at its option, declare the outstanding principal hereunder to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable.

     No right or remedy herein conferred upon or reserved to NY2K, Inc. is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     This Note shall be governed by and be construed in accordance with the laws of the State of New York without regard to the conflicts of law rules of such state. The undersigned hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of the courts sitting in New York, and any appellate court from any thereof, in respect of actions brought against it as a defendant, in any action, suit or proceeding arising out of or relating to this Note, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action, suit or proceeding may be heard and determined in such courts. Each of the parties hereto agrees that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The undersigned hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any action, suit or proceeding arising out of or relating to this Note, or in any court referred to above. The undersigned further hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action, suit proceeding in any such court and waives any other right to which it may be entitled on account of its place of residence or domicile.

     The undersigned hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, except as specifically provided herein, and assent to extensions of the time of payment, or forbearance or other indulgence without notice.

     The undersigned shall pay all expenses, including reasonable attorney fees, incurred or paid by the holder of this Note in attempting to collect funds due under this Note. In the event an action is instituted for the collection of this Note, the prevailing party shall be entitled to recover, at trial or on appeal, such sums as the court may adjudge reasonable as attorney fees, in addition to costs and necessary disbursements.


     IN WITNESS WHEREOF, the undersigned has caused this Note to be duly executed as of the date first set forth above.



                              DCI USA, INC.



                              By: /s/ Adam Ofek
                                   Adam Ofek
                                   President